SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  January 27, 2004
(Date of earliest event reported)

Commission File No.:  333-110283

                    Wells Fargo Asset Securities Corporation
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        Delaware                                         52-1972128
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

7485 New Horizon Way
Frederick, Maryland                                         21703
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Address of principal executive offices                    (Zip Code)

                                 (301) 846-8881
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               Registrant's Telephone Number, including area code

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(Former name, former address and former fiscal year, if changed since last report)

ITEM 5. Other Events

            Attached as an exhibit are Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Banc of America Securities LLC which are hereby filed pursuant to such letter.

ITEM 7. Financial Statements and Exhibits

        (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------
       (99)                                     Collateral Term Sheets prepared
                                                by Banc of America Securities
                                                LLC in connection with Wells
                                                Fargo Asset Securities
                                                Corporation, Mortgage
                                                Pass-Through Certificates,
                                                Series 2004-1

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   WELLS FARGO ASSET SECURITIES
                                                    CORPORATION

January 27, 2004

                                                   By:  /s/ Alan S. McKenney
                                                        ------------------------
                                                        Alan S. McKenney
                                                        Vice President

                                INDEX TO EXHIBITS

                                                                 Paper (P) or
Exhibit No.          Description                                 Electronic (E)
-----------          -----------                                 --------------

   (99)              Collateral Term Sheets                      E
                     prepared by Banc of America
                     Securities LLC in connection with
                     Wells Fargo Asset Securities
                     Corporation, Mortgage
                     Pass-Through Certificates,
                     Series 2004-1

Exhibit No. 99